


20:18:3


DS1
CC
PORTS
21- 40





Bucking the Trend

Symmetricom



Safe Harbor

This presentation contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those Sections. These forward-looking statements include statements concerning Symmetricom's expectation that the acquisition and consolidation of TrueTime and Datum will yield decreased costs, help Symmetricom grow its synchronization and timing business and expand its customer base and belief that its Trusted Time and Broadband Network divisions will achieve profitability as well as revenue and earnings projections, market size, expenses, objectives, expectations and new product milestones. In some cases, you can identify forward-looking statements because they use terms such as anticipates, believes, continue, could, target, estimates, expects, intends, may, plans, potential, predicts, should or will or the negative of those terms or other comparable words. Symmetricom's actual results could differ materially from those projected or suggested in these forward-looking statements. Factors and risks that could impact the company are detailed from time to time in Symmetricom's Securities and Exchange Commission reports, including but not limited to its annual report on Form 10-K for the year ended June 30, 2002. These forward-looking statements speak only as of the date hereof. Symmetricom disclaims any intention or obligation to update or revise any forward-looking statements.

Dark Times for the Telecom Sector


Business Day
The New York Times
In a Nod to Slower Economy, SBC Cuts Earnings Forecast
By SIMON ROMERO
CRN
IT BUYERS SLAM ON THE BRAKES
Industry prepares for rough December
San Jose Mercury News
Warning of a spending slowdown greases the skids under tech stocks
NASDAQ FALLS 7% FOR THE DAY, 23% IN PAST MONTH, 43% ON THE YEAR
the Net Economy
SPECIAL REPORT
The CLEC SQUEEZE
Money


$IXTC Daily
2002
270
255
240
225
210
195
180
165
150
135
120
105
90
75
Nov
Dec
02
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct

Bright Light for Dark Times

- Diversification
- Size and synergies
- Market share
- Healthy financials
- Strong business model:

  Profitability

  No miracle required



Sharpened Focus



CommSync
Products
telmax
G.shdsl
Broadband
TRUETIME
Channels
Datum
Technology
1999
2000
2001
2002
Linfinity
Microelectronics
Navstar
GPS Systems
Sarantel
GPS antennas

Number one in every core business



TrueTime Snapshot

- **Strong Channel Company**

- **Wide product range**
  - Network Time Servers
  - GPS timing receivers (govt communications)
  - Custom configuration business

- **New and Diverse Markets**:

Computer networks	Power utilities
Mil / Aerospace	Government
Research institutes	


20:18:3

Symmetricom

Datum Snapshot

datum

- **Strong Technology Source**
  - Atomic Clocks
    - – Hydrogen Maser, Cesium standards, Rubidium oscillators
  - GPS/CDMA receivers
  - Trusted Time Division
    - – Secure and auditable time stamping for electronic transactions
    - – Network Time Servers

- **Worldwide Operations**

Austin, TX	Munich, Germany
Lexington, MA	Beverly, MA
Irvine, CA	Tuscaloosa, AL


20:18:3

Symmetricom

Combining Assets

		Symm solutions	Datum technology	True channels
Market Segments	Telecom Solutions			
	Wireline	#1	#2	-
	Wireless	#2	#1	-
	Test & Meas.			
	Gov't / Defense	-	#2	#1
	Enterprise	-	#2	#1
	Broadband	√	-	-
	Secure Time	-	#2	#1
Major Technologies	Hydrogen Masers Cesium Rubidium	#1 (own)		
	Quartz GPS	use		

Now... Best in the World

- **Sync and Timing**
  - Telecom Solutions
  - Timing, Test & Measurement
- **Hydrogen Masers, Cesium and Rubidium**
- **Emerging businesses**
  - Authenticated Time Stamping
  - G.shdsl Broadband
- **Great Corporate Culture**
  - World-class high-mix/low-volume manufacturing
  - World-class processes and metrics
  - Disciplined people, thought, & actions

Introducing …the New Symmetricom

Core | *Emerging*

Divisions:
- Telecom Solutions
- Timing, Test and Measurement
- Broadband Network
- Trusted Time

Factories and Contract Manufacturing:
- Global Operations

Internal Supplier:
- Technology Realization Center
  - H Maser
  - Cesium
  - Rubidium

Customer Diversification

Telecom

Enterprise

Government

Over 1000 leading companies worldwide

Telecom Solutions Division

- Exclusive focus on telecom market
  - ILECs, CLECs and PTTs
  - Wireline, wireless and OEM
  - Lifecycle service and support solutions



Primary Reference Source

- Sync and timing products
  - Primary reference sources
  - Sync distribution systems
  - Network management software



Sync distribution shelf



Symmetricom

Timing, Test & Measurement Division

- Sync and timing for diversified markets
  - Government
  - Enterprise
  - Labs and Military



- Broad product portfolio
  - Atomic Clocks
  - Sync and Timing
  - Boards and Custom

Symmetricom

Trusted Time Division


Value of Time
Trusted Time
Time Servers
Free Time

Representative Partners

SEIKO
NIST
VeriSign
nCIPHER
AuthentiDate
The Trusted Content Authority
RSA SECURED
SOVEREIGN TIME
IBM Business Partner

- Time Authentication Services
- End user target markets
  - Financial — Defense/Intel.
  - B2B Commerce — Gov't Services
  - Pharmaceuticals — Legal



Broadband Network Division

- **Leader in G.shdsl**
  - The Need:
    - Businesses need higher bandwidth
    - Fibre too expensive for most SMEs
    - T1/E1 too limited in bandwidth
  - The Solution:
    - Business alternative to fiber and T1
    - G.shdsl worldwide market standard
    - High-speed access over copper
- **Widest product portfolio**
  - OEM Agreements
- **Excellent partnerships**
  - Alcatel, Nokia, Lucent, Marconi, British Telecom, Sunrise Telecom



Network Termination Unit



Multi-channel
Access Concentrator

Symmetricom: Before and After

Before: $67M*   After: ~$160M


All others
Telecom
Govt
Mil/Aero
Enterprise
BND
TT
Telecom

Growth Opportunities

- **Sync and timing**
  - International
  - Wireless
  - Domestic wireline upgrades
- **Military**
  - Defense spending
- **Emerging Businesses**
  - G.shdsl
  - Authenticated time

* Last four quarters revenue


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Global Operations



Aguadilla, Puerto Rico
Boards, assemblies, systems

- Consolidated manufacturing
  - Assembly
  - Procurement
- Services all divisions
- Overhead absorption
- Tax advantages






20:18:3

Symmetricom

Technology Realization Center

- Centralized Research and Development
- Worldwide leader in Atomic Clock Standards
  - Hydrogen Masers
  - Cesium Clocks
  - Rubidium Clocks
- Unsurpassed physics and design expertise



Hydrogen Maser



Cesium beam tube



Symmetricom

Merger Benefits Summary

- Complementary products, customers and technology
- Broader global distribution
- Accretive, stronger financial resources and balance sheet
- Two diversification opportunities
  - Secure Time Management and Broadband
- Clear path to profitability

Symmetricom

Current Financial Picture (Pro Forma)*

9/30/02 Quarter

	Core Businesses	Emerging Businesses	TOTAL
Revenue	37.5	0.9	38.4
Gross Profit	13.6	0.3	13.9
% Gross Margin	36.2%	37.5%	36.2%
R&D	5.0	1.5	6.5
SG&A	13.2	2.1	15.3
Other Expense	1.3	-	1.3
EBIT-Including Restructuring Exp.	(5.9)	(3.3)	(9.2)
EBIT-Operational	(4.6)	(3.3)	(7.9)

* Gives effect to the Datum and TrueTime acquisitions as if they had occurred at the beginning of the Quarter.

Business Model Targets for FY'04

	Core Business	Emerging Businesses
Revenue	$37M to $40M+ per Quarter	Initial BND deployments in Q3 & Q4 of FY'03. TT reference accounts in Q3 and Q4 of FY'03
Gross Profit	41% to 44%	30 to 40% for BND for FY'04 45 to 55% for TT
R&D	9% to 11%	Flat to declining R&D expenses
SG&A	21% to 24%	Aligned with revenue potential
Amortization of Intangibles	3% to 4%	
Pre-Tax Profit	6% to 8%	Decreasing losses- Clear path to profitability


20:18:3

Key Indicators

	Symmetricom	TrueTime	Datum	Total
Major Locations	2	2	7	11
Net Sq. Feet	163,000	64,000	236,000	473,000
Headcount	414	104	422	940
Cash & Investments (9/30)	$47,751K	$7,858K	$2,518K	$58,212K
Account Receivable (9/30)	$11,019K	$3,007K	$11,641K	$25,667K
Inventory (9/30)	$16,456K	$4,857K	$23,148K	$44,461K



Symmetricom

Stock Metrics

Shares Outstanding	Approx. 42,000,000
Share Buyback LTM (SYMM)	832,000
12 Month Price Range (SYMM)	2.38/9.22
Average Daily Trading Volume (SYMM)	147,000
Average Daily Block Volume (SYMM)	47,000